                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

1

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 9, 2005

     RIG NAME          WD        DESIGN       LOCATION    STATUS*         OPERATOR         CURRENT TERM      DAYRATE (000S)
---------------------------------------------------------------------------------------------------------------------------

DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------------------------

Ocean Quest          3,500'   Victory Class    GOM       Contracted        Noble             one well         high 110's
---------------------------------------------------------------------------------------------------------------------------

Ocean Star           5,500'   Victory Class    GOM       Contracted      Kerr-McGee      220 day extension     mid 70's
---------------------------------------------------------------------------------------------------------------------------

Ocean America        5,500'   Ocean Odyssey    GOM       Contracted       Pioneer           three wells       low 150's
---------------------------------------------------------------------------------------------------------------------------

Ocean Valiant        5,500'   Ocean Odyssey    GOM       Contracted      Kerr-McGee          one well          mid 80's
---------------------------------------------------------------------------------------------------------------------------

Ocean Victory        5,500'   Victory Class    GOM       Contracted        Shell           100 day term       low 130's
---------------------------------------------------------------------------------------------------------------------------

Ocean Confidence     7,500'   DP Aker H-       GOM       Contracted          BP           five-year term      mid 170's
                              3.2 Modified
---------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
---------------------------------------------------------------------------------------------------------------------------

Ocean Voyager        2,000'   Victory Class    GOM       Contracted         ATP              two wells         mid 90's
---------------------------------------------------------------------------------------------------------------------------

Ocean Concord        2,200'   F&G SS-2000      GOM       Contracted      Kerr-McGee          one well         upper 50's
---------------------------------------------------------------------------------------------------------------------------

Ocean Lexington      2,200'   F&G SS-2000      GOM       Contracted   Walter Oil & Gas      three wells        mid 50's
---------------------------------------------------------------------------------------------------------------------------

Ocean Saratoga       2,200'   F&G SS-2000      GOM       Contracted         LLOG            three wells        mid 60's

                                          EST. END
     RIG NAME          START DATE           DATE                    FUTURE CONTRACTS AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------------

DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------------------

Ocean Quest          late April 2005    late May 2005    120 day term plus option with Noble in mid 120's beginning late May and ending late Sept. 2005. Available; actively
                                                         marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean Star           early Dec. 2004    mid July 2005    90 day term extension plus option with Kerr-McGee in low
                                                         140's beginning mid July 2005 and ending early Oct. 2005;
                                                         followed by 12 month extension with Kerr-McGee in mid 170's beginning early Oct. 2005 and ending early Oct. 2006.
                                                         Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean America        early May 2005    late Aug. 2005    Following assignment wells with Pioneer, first of two
                                                         extension wells with Mariner in mid 110's beginning late
                                                         Aug. and ending mid Oct.; followed by second well with
                                                         Mariner in low 130's beginning mid Oct. and ending mid Nov.
                                                         2005. Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean Valiant        late Jan. 2005     mid May 2005     One well with Kerr-McGee in high 90's beginning mid May and ending late July, followed by one well with Kerr-McGee in
                                                         low 130's beginning late July and ending late Sept. 2005;
                                                         followed by 180 day term extension with Kerr-McGee in low
                                                         150's beginning late Sept. 2005 and ending late Mar. 2006.
                                                         Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean Victory         mid Feb. 2005     late May 2005    Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean Confidence     early Jan. 2001   early Jan. 2006   Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
---------------------------------------------------------------------------------------------------------------------

Ocean Voyager        early May 2005    late July 2005    One well with Kerr-McGee in low 110's beginning late July
                                                         and ending mid Sept.; followed by one well with Amerada Hess in low 110's beginning mid Sept. and ending early Nov.;
                                                         followed by LOI for one well in low 110's beginning early
                                                         Nov. and ending late Dec.; followed by two wells plus option with Amerada Hess in mid 120's beginning late Dec. 2005 and ending late Mar. 2006. Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean Concord        mid April 2005     mid May 2005     One well with Amerada Hess in mid 120's beginning mid May
                                                         and ending early Aug.; followed by one well with Kerr-McGee in mid 70's beginning late Aug. and ending early Oct.;
                                                         followed by two well extension plus option with Kerr-McGee in mid 90's beginning early Oct. and ending mid Dec.
                                                         Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean Lexington      late Jan. 2005     late May 2005    Rig will go in for approximately 90-day Survey and
                                                         maintenance between second and third well, beginning late
                                                         May and ending mid Aug. Following survey, two additional
                                                         wells with Walter in low 60's beginning mid Aug. and ending mid Oct.; followed by one well plus option with Walter in
                                                         low 80's beginning mid Oct. and ending mid Nov. 2005.
                                                         Available; actively marketing.
---------------------------------------------------------------------------------------------------------------------

Ocean Saratoga        mid Dec. 2004     mid June 2005    Two wells plus option with LLOG in low 110's beginning mid
                                                         June and ending early Nov.; followed by six month extension with LLOG in low 120's beginning early Nov. 2005 and ending early May 2006. Available; actively marketing.

2

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 9, 2005

RIG NAME              WD        DESIGN        LOCATION    STATUS*         OPERATOR            CURRENT TERM         DAYRATE (000S)
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
---------------------------------------------------------------------------------------------------------------------------------

Ocean Crusader       200'   Mat Cantilever     GOM       Contracted   Walter Oil & Gas     two well extension       mid 30's
---------------------------------------------------------------------------------------------------------------------------------

Ocean Drake          200'   Mat Cantilever     GOM       Contracted     ADTI/Seneca      three wells plus option    mid 40's
---------------------------------------------------------------------------------------------------------------------------------

Ocean Champion       250'   Mat Slot           GOM       Contracted         Hunt                two wells           low 40's
---------------------------------------------------------------------------------------------------------------------------------

Ocean Columbia       250'   Independent Leg    GOM       Contracted      Kerr-McGee            Five wells           mid 40's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean Spartan        300'   Independent Leg    GOM       Contracted         LLOG         three wells plus option    high 40's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean Spur           300'   Independent Leg    GOM       Contracted      Spinnaker              one well            mid 40's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean King           300'   Independent Leg    GOM       Contracted       El Paso        three wells plus option    mid 50's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean Nugget         300'   Independent Leg    GOM       Contracted       Mariner               one well            low 50's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean Summit         300'   Independent Leg    GOM       Contracted         LLOG          two wells plus option     mid 40's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean Warwick        300'   Independent Leg    GOM       Contracted    Chevron/Texaco          90 day term          mid 50's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean Titan          350'   Independent Leg    GOM       Contracted         BHP           one well plus option      mid 50's
                            Cantilever
---------------------------------------------------------------------------------------------------------------------------------

Ocean Tower          350'   Independent Leg    GOM       Contracted    Chevron/Texaco     one well plus option      mid 50's
                            Cantilever

                                           EST. END
RIG NAME                START DATE           DATE                    FUTURE CONTRACTS AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
----------------------------------------------------------------------------------------------------------------------

Ocean Crusader        late Jan. 2005     late May 2005    Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Drake           early May 2005    early June 2005   Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Champion        late Jan. 2005    early June 2005   One well extension plus option with Hunt in mid 40's
                                                          beginning early June and ending late July 2005. Available;
                                                          actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Columbia       early Jan. 2005     mid June 2005    Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Spartan         late Feb. 2005    late June 2005    Two well extension plus option with LLOG in high 50's
                                                          beginning late June and ending late Aug. 2005. Available;
                                                          actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Spur            mid Dec. 2004      mid May 2005     One well with Forest in mid 40's beginning mid May and
                                                          ending late June 2005. Maintenance/repairs late June through late Aug. 2005. Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean King           early Mar. 2005    early June 2005   One well extension with El Paso in mid 50's beginning early
                                                          June and ending early July 2005. Available; actively
                                                          marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Nugget         early April 2005    mid May 2005     Two wells plus option with Houston Exploration in low 50's beginning mid May and ending late Aug. 2005. Available;
                                                          actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Summit          late Feb. 2005    early June 2005   One well extension plus option with LLOG in high 50's
                                                          beginning early June and ending early July 2005. Available;
                                                          actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Warwick         mid Mar. 2005      late May 2005    Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Titan           late Jan. 2005    late June 2005    Three wells with Walter in mid 70's beginning late June and ending late Sept. Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Tower          early Jan. 2005     mid Aug. 2005    One well extension plus option with Chevron/Texaco in high
                                                          60's beginning mid Aug. and ending early Nov. 2005.
                                                          Available; actively marketing.

3

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 9, 2005

                                                                                               CURRENT
RIG NAME               WD           DESIGN          LOCATION     STATUS*     OPERATOR           TERM            DAYRATE (000S)
------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------

MEXICO
------------------------------------------------------------------------------------------------------------------------------

Ocean Ambassador     1,100'   Bethlehem SS-2000        GOM      Contracted    PEMEX      four year term work     mid 50's
------------------------------------------------------------------------------------------------------------------------------

Ocean Whittington    1,500'   Aker H-3                 GOM      Contracted    PEMEX      four year term work     low 60's
------------------------------------------------------------------------------------------------------------------------------

Ocean Worker         3,500'   F&G 9500 Enhanced        GOM      Contracted    PEMEX      four year term work     high 60's
                              Pacesetter
------------------------------------------------------------------------------------------------------------------------------

Ocean Yorktown       2,850'   F&G SS-2000              GOM      Contracted    PEMEX      four year term work     mid 40's
------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------

Ocean Nomad          1,200'   Aker H-3              North Sea   Contracted   Talisman         one year           low 80's
------------------------------------------------------------------------------------------------------------------------------

Ocean Guardian       1,500'   Earl & Wright Sedco   North Sea   Contracted    Shell           one year           low 80's
                              711 Series
------------------------------------------------------------------------------------------------------------------------------

Ocean Princess       1,500'   Aker H-3              North Sea   Contracted   Talisman    one year extension      low 80's
------------------------------------------------------------------------------------------------------------------------------

Ocean Vanguard       1,500'   Bingo 3000            North Sea   Contracted     ENI             Standby           mid 130's
------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------

Ocean Bounty         1,500'   Victory Class         Australia   Contracted     ENI      one well plus option     mid 80's
------------------------------------------------------------------------------------------------------------------------------

Ocean Patriot        1,500'   Bingo 3000            Australia   Contracted    Santos          two wells          high 70's
------------------------------------------------------------------------------------------------------------------------------

Ocean Epoch          1,640'   Korkut                Malaysia    Contracted    Murphy    six wells plus option    mid 70's
------------------------------------------------------------------------------------------------------------------------------

Ocean General        1,640'   Korkut                Viet Nam    Contracted     KNOC           two wells          mid 50's
------------------------------------------------------------------------------------------------------------------------------

Ocean Baroness       7,000'   Victory Class         Indonesia   Contracted    Unocal      180 day extension      mid 130's
------------------------------------------------------------------------------------------------------------------------------

Ocean Rover          7,000'   Victory Class         Malaysia    Contracted    Murphy      six option wells       low 120's

                                           EST. END
RIG NAME                START DATE           DATE                    FUTURE CONTRACTS AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------------------------------------------

MEXICO
----------------------------------------------------------------------------------------------------------------------

Ocean Ambassador      late July 2003     mid Dec. 2007    Available.
----------------------------------------------------------------------------------------------------------------------

Ocean Whittington     late July 2003    early Oct. 2006   Available.
----------------------------------------------------------------------------------------------------------------------

Ocean Worker          mid Aug. 2003     late July 2007    Available.
----------------------------------------------------------------------------------------------------------------------

Ocean Yorktown        late Oct. 2003     mid July 2007    Available.
----------------------------------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------------------------------

Ocean Nomad          early Jan. 2005    early Jan. 2006   Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Guardian        late Mar. 2005    late Mar. 2006    Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Princess       early Jan. 2005    late Dec. 2005    Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Vanguard        early May 2005     mid May 2005     One year plus option program in Norway with Statoil in low
                                                          140's beginning in mid May 2005 and ending in early Aug.
                                                          2006 (time period to include one well redrill with ENI in
                                                          low 140's beginning late July and ending early Nov. 2005).
                                                          Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------------------------------

Ocean Bounty         early April 2005    mid May 2005     One well plus option with ConocoPhillips in mid 80's
                                                          beginning mid May and ending early Aug.; followed by one
                                                          well with Coogee Res. in mid 80's beginning early Aug. and ending early Sept.; followed by LOI for two wells plus
                                                          option in low 90's beginning early Sept. and ending mid
                                                          Nov.; followed by LOI for one well plus option in mid 90's beginning mid Nov. and ending mid Dec.; followed by LOI for four wells plus option in high 90's beginning mid Dec. 2005 and ending mid June 2006. Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Patriot        late April 2005    early July 2005   One well plus three options with Anzon in high 70's
                                                          beginning early July and ending mid Aug.; followed by one
                                                          well with Santos in high 70's beginning mid Aug. and ending mid Sept. 2005; followed by one well with Bass Straits in
                                                          high 70's beginning mid Sept. and ending early Oct.;
                                                          followed by LOI for one well in high 130's beginning early
                                                          Oct. and ending mid Oct.; followed by first of four Anzon
                                                          options in mid 130's beginning mid Oct. and ending late
                                                          Nov.; followed by second of four Anzon options in upper
                                                          130's beginning late Nov. and ending late Dec.; followed by third and fourth of four options in low 140's beginning late
                                                          Dec. 2005 and ending early Mar. 2006 Available; actively
                                                          marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Epoch          late April 2005     mid Jan. 2006    Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean General        early April 2005   early June 2005   LOI for four wells plus option in mid 70's in Malaysia
                                                          beginning early June and ending late Oct.; followed by LOI for one well plus option in high 70's in Viet Nam beginning late Oct. and ending early Dec. 2005. Available; actively
                                                          marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Baroness        late Dec. 2004    early May 2005    Lump sum mobe to GOM beginning early May and ending early
                                                          Oct., including prep; followed by LOI with Amerada Hess for one-year term plus mobe in low 200's in GOM beginning early
                                                          Oct. 2005 and ending early Oct. 2006. Available; actively
                                                          marketing.
----------------------------------------------------------------------------------------------------------------------

Ocean Rover           late Jan. 2005    early June 2005   LOI with Murphy for 950 day extension at average dayrate in mid 170's beginning early June 2005 and ending early Jan.
                                                          2008. Available; actively marketing.

4

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 9, 2005

RIG NAME               WD           DESIGN          LOCATION       STATUS*       OPERATOR       CURRENT TERM      DAYRATE (000S)
--------------------------------------------------------------------------------------------------------------------------------

BRAZIL
--------------------------------------------------------------------------------------------------------------------------------

Ocean Yatzy          3,300'   DP DYVI Super Yatzy    Brazil       Contracted     Petrobras   700 day extension      mid 70's
--------------------------------------------------------------------------------------------------------------------------------

Ocean Winner         3,500'   Aker H-3               Brazil       Contracted     Petrobras   700 day extension      mid 50's
--------------------------------------------------------------------------------------------------------------------------------

Ocean Alliance       5,000'   Alliance Class         Brazil       Contracted     Petrobras   one year extension    high 90's
--------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS(1)
--------------------------------------------------------------------------------------------------------------------------------

Ocean Clipper        7,500'   DP Fluor/Mitsubishi    Brazil       Contracted     Petrobras   700 day extension     low 100's
--------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS(2)
--------------------------------------------------------------------------------------------------------------------------------

Ocean Sovereign       250'    Independent Leg       Indonesia     Contracted      Santos        eight wells        upper 60's
                              Cantilever
--------------------------------------------------------------------------------------------------------------------------------

Ocean Heritage        300'    Independent Leg       Shipyard      Contracted       DODI              --                --
                              Cantilever
--------------------------------------------------------------------------------------------------------------------------------

UPGRADE(1)
--------------------------------------------------------------------------------------------------------------------------------

Ocean Endeavor       2,000'   Victory Class         Under tow     Upgrading        DODI              --                --
--------------------------------------------------------------------------------------------------------------------------------

COLD STACKED(1)
--------------------------------------------------------------------------------------------------------------------------------

Ocean New Era        1,500'   Korkut                   GOM       Cold Stacked      DODI              --                --
--------------------------------------------------------------------------------------------------------------------------------

ASSET HELD FOR SALE(1)
--------------------------------------------------------------------------------------------------------------------------------

Ocean Liberator       600'    Aker H-3              S. Africa    Cold Stacked      DODI              --                --
--------------------------------------------------------------------------------------------------------------------------------

PURCHASE PENDING -- RESERVED FOR UPGRADE(1)**
--------------------------------------------------------------------------------------------------------------------------------

Garden Banks         2,200'   Victory Class            GOM      Out of Service                       --                --

                                            EST. END
RIG NAME                START DATE            DATE                    FUTURE CONTRACTS AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------------------------------------------

Ocean Yatzy          early Nov. 2003     mid Oct. 2005     Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------

Ocean Winner         early April 2004    mid Mar. 2006     Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------

Ocean Alliance       early Sept. 2004   early Sept. 2005   Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------------

Ocean Clipper        early Jan. 2003    early Mar. 2006    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------------

Ocean Sovereign       early May 2005     late Nov. 2005    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------

Ocean Heritage              --                 --          Shipyard late April until mid May; followed by two wells
                                                           plus option with Conoco/Phillips in Qatar in mid 70's
                                                           beginning mid May 2005 and ending early Feb. 2006.
                                                           Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------

UPGRADE (1)
-----------------------------------------------------------------------------------------------------------------------

Ocean Endeavor              --                 --          Mobing to Singapore shipyard for upgrade to 10,000 ft.
                                                           capable 5th Generation rig. Estimated completion early 2007.
                                                           Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------

COLD STACKED (1)
-----------------------------------------------------------------------------------------------------------------------

Ocean New Era               --                 --          Cold stacked Dec. '02.
-----------------------------------------------------------------------------------------------------------------------

ASSET HELD FOR SALE (1)
-----------------------------------------------------------------------------------------------------------------------

Ocean Liberator             --                 --          Cold stacked Nov. '02.
-----------------------------------------------------------------------------------------------------------------------

PURCHASE PENDING -- RESERVED FOR UPGRADE (1)**
-----------------------------------------------------------------------------------------------------------------------

Garden Banks                --                 --          Currently retired from active service as drilling and
                                                           production platform.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

**DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico